Exhibit 32.2
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                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Groen Brothers Aviation, Inc. (the "Company") on Form 10-QSB for the period ending December 31, 2003, Dennis P. Gauger hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1)  the  quarterly  report fully  complies  with the  requirements  of
              Section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Dennis P. Gauger
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Dennis P. Gauger, Chief Financial Officer and Secretary
(Principal Accounting Officer)
May 17, 2004